                                                                    Exhibit 10.2

                CHANGE OF CONTROL EXECUTIVE SEVERANCE AGREEMENT
                -----------------------------------------------


     THIS CHANGE OF CONTROL EXECUTIVE SEVERANCE AGREEMENT ("Agreement") is entered into as of the 8th day of June, 1995, by and between COMMERCIAL FEDERAL CORPORATION, a Nebraska corporation (the "Corporation"), and its wholly-owned subsidiary, COMMERCIAL FEDERAL BANK, A FEDERAL SAVINGS BANK (the "Bank"), referred to collectively as the "Employer," and WILLIAM A. FITZGERALD (the "Executive").


                                R E C I T A L S:
                                - - - - - - - -

     A. The Executive is a key member of the management of the Employer. It is in the best interests of the Corporation, its shareholders, and the Bank to provide an inducement to the Executive to remain in the service of the Employer in the event of any proposed or anticipated Change of Control of the Employer as defined herein, as well as to facilitate an orderly transition in the event of a Change of Control.

     B. The Employer wishes to provide economic security for the Executive in the event of a Change of Control.

     C. The following provisions have been approved by the Boards of Directors of the Corporation and the Bank (the "Boards"), and apply in the event of a Change of Control:

     1.   Duration.  This Agreement will remain in force until such time as the
          --------
Employer terminates this Agreement, or the Executive terminates his or her employment, or the Employer terminates the employment of the Executive prior to a Change of Control. The Employer may amend or terminate this Agreement at any time prior to a Change of Control Event, as defined herein. However, if this Agreement is terminated in anticipation of a Change of Control Event, such termination shall be a "Constructive Involuntary Termination" as defined herein.

     2.   Change of Control.  A Change of Control shall be deemed to have
          -----------------
occurred in each of the following events, referred to herein as a "Change of Control Event":

          a. At any time a majority of the directors of the Corporation or the Bank are not the persons for whom election proxies have been solicited by the Boards, or persons then serving as directors appointed by the Boards, except where such appointments are necessitated by the removal of directors.

          b. At any time forty nine percent (49%) or more of the outstanding stock of the Corporation or the Bank is acquired or beneficially owned (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, or any successor thereto) by any person or entity (excluding the Corporation, the Bank, or the Executive) or any combination of persons or entities acting in concert.

          c. At any time the shareholders of the Corporation or the Bank approve an agreement to merge or consolidate the Corporation or the Bank with or into another corporation, or to sell or otherwise dispose of all, or substantially all of the assets of the Corporation or the Bank.

     3.   Constructive Involuntary Termination.  A Constructive Involuntary
          ------------------------------------
Termination is deemed to have occurred if, in anticipation of a Change of Control Event, or after such an event has occurred, any of the following occurs:

          a. This Agreement or the Executive's employment is terminated by Employer in anticipation of a Change of Control, or by a successor corporation after a Change of Control.

          b. The Executive's compensation level is reduced, the Executive is given diminished responsibilities, or the Executive is given a lower job title.

          c. The level of the Executive's participation in incentive compensation is reduced or eliminated.

          d. The Executive's benefit coverage or perquisites are reduced or eliminated, except to the extent such reduction or elimination applies to all other employees.

          e. The Executive's office location is changed to a location greater than fifty (50) miles from the location of the Executive's office at the time of the Change of Control Event.

     4.   Termination for Cause.  The benefits provided herein shall not be due
          ---------------------
in the event the Executive's employment is terminated for cause. With respect to the Corporation, the term "cause" shall mean, and be limited to any act of personal dishonesty, willful misconduct, or willful violation of law, which act results in substantial loss to the Employer or its reputation. With respect to the Bank, termination for cause shall mean termination because of the Executive's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement.

     5.   Voluntary Termination.  The benefits provided herein shall not be due
          ---------------------
in the event of a voluntary termination. A voluntary termination will have occurred if the Executive resigns from the successor corporation after a Change of Control under conditions other than as specified in Section 3.

     6.   Regulatory Provisions Applicable Only to the Bank.
          -------------------------------------------------

          a. If the Executive is suspended and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under
     Section 8(e)(3) or (g)(1) of the Federal Deposit Insurance Act (12 U.S.C.
     (S) 1818(e)(3) and (g)(1)), the Bank's obligations under this Agreement shall be suspended as of the date of service unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion (i) pay the Executive all or part of the compensation withheld while its contract obligations were suspended; and (ii) reinstate (in whole or in part) any of its obligations which were suspended.

          b. If the Executive is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under
     Section 8(e)(4) or (g)(1) of the Federal Deposit Insurance Act (12 U.S.C.
     (S) 1818(e)(4) or (g)(1)), all obligations of the Bank under this Agreement shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

          c. If the Bank is in default (as defined in Section 3(x)(1) of the Federal Deposit Insurance Act), all obligations of the Bank under this Agreement shall terminate as of the date of default, but this paragraph shall not affect any vested rights of the contracting parties.

          d. All obligations of the Bank under this Agreement shall be terminated, except to the extent determined that continuation of this Agreement is necessary for the continued operation of the Bank:

               i. At the time the Federal Deposit Insurance Corporation ("FDIC") or the Resolution Trust Corporation ("RTC") enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of the Federal Deposit Insurance Act; or

               ii. At the time the FDIC or the RTC approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director to be in an unsafe or unsound condition.

          Any rights of the parties that have already vested, however, shall not be affected by such action.

     7.   Severance Award.  If, in anticipation of a Change of Control, or after
          ---------------
a Change of Control Event has occurred, the Executive's employment is terminated without cause, or a Constructive Involuntary Termination occurs, the following provisions apply:

          a. The Executive will continue to receive, in equal monthly payments, the base salary and all commissions and bonuses (including short- and long-term incentive programs and stock options granted pursuant to the Corporation's executive incentive plan) in effect at the time of the involuntary termination for a period of 35.88 months from the date of termination. For purposes of this paragraph, commissions and bonuses shall be determined by computing the average monthly commission and/or bonus earned by the Executive for the twenty four (24) months immediately preceding the month in which such termination of employment occurs. The amount so determined shall be paid to the Executive each month together with such base salary, during such 35.88 month period. It is not the intent of the parties to this Agreement that payment hereunder will constitute a "parachute payment" as defined in Section 280G of the Internal Revenue Code of 1986 (the "Code"). Any payments made by the Bank to the Executive pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. (S) 1828(K) and any regulation promulgated thereunder. All benefits and payments shall be reduced, if necessary, to the largest aggregate amount that will result in no portion thereof being subject to federal excise tax or being nondeductible to the Employer for federal income tax purposes. The Executive will determine which payments or benefits are to be reduced, if necessary to conform to this provision.

          b. During the period of months for which the Executive receives compensation under the preceding paragraph, the Executive will also continue to participate in any health, disability, and life insurance plan to the same extent as if the Executive were an employee of the Employer or any successor corporation. In the event that the Executive's participation in any of these plans is prohibited, the Employer or successor corporation, at its sole expense, shall provide the Executive with benefits substantially similar to those which the Executive is entitled to receive under any such plan. The Executive shall remain responsible for that portion of the costs of such plans for which the Executive was responsible prior to termination.

          c. The Executive will also continue to participate until the end of such period in any perquisite program (auto, country club, dining club, physical, tax planning, etc.) of the Employer or any successor corporation, to the same extent as if the Executive were an employee of the successor corporation. In the event the providing of any such program is not possible, the Employer shall arrange, at its sole cost, to provide an equivalent benefit. The Employer may elect to substitute a cash payment equivalent to the projected value of any perquisite over the transition period.

     8.   Legal Fees and Expenses.  To the extent not prohibited by law, the
          -----------------------
Employer shall also pay to the Executive one-half ( 1/2) of all legal fees and expenses reasonably incurred by the Executive as a result of an involuntary termination, including, but not limited to, fees and expenses incurred in seeking to enforce any right or benefit provided by this Agreement.

     9.   Successors and Assigns.  This Agreement shall be binding upon and
          ----------------------
inure to the benefit of the successors of the Corporation and the Bank.

     The Executive shall have no right to assign, pledge, or otherwise dispose of or transfer any interest in this Agreement, whether directly or indirectly, or in whole or in part.

     10.  Joint and Several Liability.  It is the intent of the parties hereto
          ---------------------------
that the liability of the Corporation and the Bank hereunder be joint and several. If either such party shall be prohibited for any reason from fulfilling the terms hereof, the other such party shall nevertheless be and remain fully liable.

     11.  Severability.  In the event that any portion of this Agreement is held
          ------------
to be invalid or unenforceable for any reason, it is hereby agreed that invalidity or unenforceability shall not affect the other portions of this Agreement and that the remaining covenants, terms, and conditions shall remain in full force and effect and any court of competent jurisdiction may so modify the objectionable provisions as to make it valid and enforceable.

     12.  Governing Law.  This Agreement shall be construed in accordance with
          -------------
the laws of the State of Nebraska, and supersedes any existing Change of Control agreement between the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                              COMMERCIAL FEDERAL CORPORATION



                              By    /s/ James A. Laphen
                                    -----------------------------------
                                    James A. Laphen, President



                              COMMERCIAL FEDERAL BANK, A
                              FEDERAL SAVINGS BANK



                              By    /s/ James A. Laphen
                                    -----------------------------------
                                    James A. Laphen, President



                              /s/ William A. Fitzgerald
                              -----------------------------------------
                                    William A. Fitzgerald

                CHANGE OF CONTROL EXECUTIVE SEVERANCE AGREEMENT
                -----------------------------------------------


     THIS CHANGE OF CONTROL EXECUTIVE SEVERANCE AGREEMENT ("Agreement") is entered into as of the 8th day of June, 1995, by and between COMMERCIAL FEDERAL CORPORATION, a Nebraska corporation (the "Corporation"), and its wholly-owned subsidiary, COMMERCIAL FEDERAL BANK, A FEDERAL SAVINGS BANK (the "Bank"), referred to collectively as the "Employer," and James A. Laphen (the "Executive").


                                R E C I T A L S:
                                - - - - - - - -

     A. The Executive is a key member of the management of the Employer. It is in the best interests of the Corporation, its shareholders, and the Bank to provide an inducement to the Executive to remain in the service of the Employer in the event of any proposed or anticipated Change of Control of the Employer as defined herein, as well as to facilitate an orderly transition in the event of a Change of Control.

     B. The Employer wishes to provide economic security for the Executive in the event of a Change of Control.

     C. The following provisions have been approved by the Boards of Directors of the Corporation and the Bank (the "Boards"), and apply in the event of a Change of Control:

     1.   Duration.  This Agreement will remain in force until such time as the
          --------
Employer terminates this Agreement, or the Executive terminates his or her employment, or the Employer terminates the employment of the Executive prior to a Change of Control. The Employer may amend or terminate this Agreement at any time prior to a Change of Control Event, as defined herein. However, if this Agreement is terminated in anticipation of a Change of Control Event, such termination shall be a "Constructive Involuntary Termination" as defined herein.

     2.   Change of Control.  A Change of Control shall be deemed to have
          -----------------
occurred in each of the following events, referred to herein as a "Change of Control Event":

          a. At any time a majority of the directors of the Corporation or the Bank are not the persons for whom election proxies have been solicited by the Boards, or persons then serving as directors appointed by the Boards, except where such appointments are necessitated by the removal of directors.

          b. At any time forty nine percent (49%) or more of the outstanding stock of the Corporation or the Bank is acquired or beneficially owned (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, or any successor thereto) by any person or entity (excluding the Corporation, the Bank, or the Executive) or any combination of persons or entities acting in concert.

          c. At any time the shareholders of the Corporation or the Bank approve an agreement to merge or consolidate the Corporation or the Bank with or into another corporation, or to sell or otherwise dispose of all, or substantially all of the assets of the Corporation or the Bank.

     3.   Constructive Involuntary Termination.  A Constructive Involuntary
          ------------------------------------
Termination is deemed to have occurred if, in anticipation of a Change of Control Event, or after such an event has occurred, any of the following occurs:

          a. This Agreement or the Executive's employment is terminated by Employer in anticipation of a Change of Control, or by a successor corporation after a Change of Control.

          b. The Executive's compensation level is reduced, the Executive is given diminished responsibilities, or the Executive is given a lower job title.

          c. The level of the Executive's participation in incentive compensation is reduced or eliminated.

          d. The Executive's benefit coverage or perquisites are reduced or eliminated, except to the extent such reduction or elimination applies to all other employees.

          e. The Executive's office location is changed to a location greater than fifty (50) miles from the location of the Executive's office at the time of the Change of Control Event.

     4.   Termination for Cause.  The benefits provided herein shall not be due
          ---------------------
in the event the Executive's employment is terminated for cause. With respect to the Corporation, the term "cause" shall mean, and be limited to any act of personal dishonesty, willful misconduct, or willful violation of law, which act results in substantial loss to the Employer or its reputation. With respect to the Bank, termination for cause shall mean termination because of the Executive's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement.

     5.   Voluntary Termination.  The benefits provided herein shall not be due
          ---------------------
in the event of a voluntary termination. A voluntary termination will have occurred if the Executive resigns from the successor corporation after a Change of Control under conditions other than as specified in Section 3.

     6.   Regulatory Provisions Applicable Only to the Bank.
          -------------------------------------------------

          a. If the Executive is suspended and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under
     Section 8(e)(3) or (g)(1) of the Federal Deposit Insurance Act (12 U.S.C.
     (S) 1818(e)(3) and (g)(1)), the Bank's obligations under this Agreement shall be suspended as of the date of service unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion (i) pay the Executive all or part of the compensation withheld while its contract obligations were suspended; and (ii) reinstate (in whole or in part) any of its obligations which were suspended.

          b. If the Executive is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under
     Section 8(e)(4) or (g)(1) of the Federal Deposit Insurance Act (12 U.S.C.
     (S) 1818(e)(4) or (g)(1)), all obligations of the Bank under this Agreement shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

          c. If the Bank is in default (as defined in Section 3(x)(1) of the Federal Deposit Insurance Act), all obligations of the Bank under this Agreement shall terminate as of the date of default, but this paragraph shall not affect any vested rights of the contracting parties.

          d. All obligations of the Bank under this Agreement shall be terminated, except to the extent determined that continuation of this Agreement is necessary for the continued operation of the Bank:

               i. At the time the Federal Deposit Insurance Corporation ("FDIC") or the Resolution Trust Corporation ("RTC") enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of the Federal Deposit Insurance Act; or

               ii. At the time the FDIC or the RTC approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director to be in an unsafe or unsound condition.

          Any rights of the parties that have already vested, however, shall not be affected by such action.

     7.   Severance Award.  If, in anticipation of a Change of Control, or after
          ---------------
a Change of Control Event has occurred, the Executive's employment is terminated without cause, or a Constructive Involuntary Termination occurs, the following provisions apply:

          a. The Executive will continue to receive, in equal monthly payments, the base salary and all commissions and bonuses (including short- and long-term incentive programs and stock options granted pursuant to the Corporation's executive incentive plan) in effect at the time of the involuntary termination for a period of 35.88 months from the date of termination. For purposes of this paragraph, commissions and bonuses shall be determined by computing the average monthly commission and/or bonus earned by the Executive for the twenty four (24) months immediately preceding the month in which such termination of employment occurs. The amount so determined shall be paid to the Executive each month together with such base salary, during such 35.88 month period. It is not the intent of the parties to this Agreement that payment hereunder will constitute a "parachute payment" as defined in Section 280G of the Internal Revenue Code of 1986 (the "Code"). Any payments made by the Bank to the Executive pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. (S) 1828(K) and any regulation promulgated thereunder. All benefits and payments shall be reduced, if necessary, to the largest aggregate amount that will result in no portion thereof being subject to federal excise tax or being nondeductible to the Employer for federal income tax purposes. The Executive will determine which payments or benefits are to be reduced, if necessary to conform to this provision.

          b. During the period of months for which the Executive receives compensation under the preceding paragraph, the Executive will also continue to participate in any health, disability, and life insurance plan to the same extent as if the Executive were an employee of the Employer or any successor corporation. In the event that the Executive's participation in any of these plans is prohibited, the Employer or successor corporation, at its sole expense, shall provide the Executive with benefits substantially similar to those which the Executive is entitled to receive under any such plan. The Executive shall remain responsible for that portion of the costs of such plans for which the Executive was responsible prior to termination.

          c. The Executive will also continue to participate until the end of such period in any perquisite program (auto, country club, dining club, physical, tax planning, etc.) of the Employer or any successor corporation, to the same extent as if the Executive were an employee of the successor corporation. In the event the providing of any such program is not possible, the Employer shall arrange, at its sole cost, to provide an equivalent benefit. The Employer may elect to substitute a cash payment equivalent to the projected value of any perquisite over the transition period.

     8.   Legal Fees and Expenses.  To the extent not prohibited by law, the
          -----------------------
Employer shall also pay to the Executive one-half ( 1/2) of all legal fees and expenses reasonably incurred by the Executive as a result of an involuntary termination, including, but not limited to, fees and expenses incurred in seeking to enforce any right or benefit provided by this Agreement.

     9.   Successors and Assigns.  This Agreement shall be binding upon and
          ----------------------
inure to the benefit of the successors of the Corporation and the Bank.

     The Executive shall have no right to assign, pledge, or otherwise dispose of or transfer any interest in this Agreement, whether directly or indirectly, or in whole or in part.

     10.  Joint and Several Liability.  It is the intent of the parties hereto
          ---------------------------
that the liability of the Corporation and the Bank hereunder be joint and several. If either such party shall be prohibited for any reason from fulfilling the terms hereof, the other such party shall nevertheless be and remain fully liable.

     11.  Severability.  In the event that any portion of this Agreement is held
          ------------
to be invalid or unenforceable for any reason, it is hereby agreed that invalidity or unenforceability shall not affect the other portions of this Agreement and that the remaining covenants, terms, and conditions shall remain in full force and effect and any court of competent jurisdiction may so modify the objectionable provisions as to make it valid and enforceable.

     12.  Governing Law.  This Agreement shall be construed in accordance with
          -------------
the laws of the State of Nebraska, and supersedes any existing Change of Control agreement between the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                              COMMERCIAL FEDERAL CORPORATION



                              By    /s/ James A. Laphen
                                    -----------------------------------
                                    James A. Laphen, President



                              COMMERCIAL FEDERAL BANK, A
                              FEDERAL SAVINGS BANK



                              By    /s/ James A. Laphen
                                    -----------------------------------
                                    James A. Laphen, President



                              /s/ James A. Laphen
                              -----------------------------------------
                                    James A. Laphen